Exhibit 99.2

CENTURY CASINOS FINANCIAL RESULTS Q3 2022

Forward-Looking Statements, Business Environment & Risk Factors CENTURY CASINOS This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”, “we”, “us”, “our”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward-looking statements in this presentation include statements regarding the hotel and casino projects in Missouri, future results of operations, including statements about operating margins, the impact of the coronavirus (COVID-19) pandemic, estimates of the financial impact of COVID-19, the adequacy of cash flows from operations and available cash to meet our future liquidity needs, particularly if we cannot operate our casinos due to COVID-19 or their operations are restricted, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, the Goldman Credit Agreement (as defined herein) and obligations under our Master Lease (as defined herein) and the ability to repay debt and other obligations, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, certain plans, expectations, goals, projections, and statements about the benefits of the Nugget Acquisition (as defined herein) and Rocky Gap Acquisition (as defined herein), the possibility that the OpCo Acquisition (as defined herein) or Rocky Gap Acquisition do not close when expected or at all because regulatory or other conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Nugget Acquisition or Rocky Gap Acquisition; the possibility that the anticipated benefits of the Nugget Acquisition or Rocky Gap Acquisition are not realized when expected or at all and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. 1

Notes on Presentation CENTURY CASINOS COVID-19 UPDATE Since the inception of the COVID-19 pandemic in March 2020, the Company’s casinos have varied their operations based on the governmental health and safety requirements in the jurisdictions in which they are located. The COVID-19 pandemic impacted the Company’s results of operations in the first half of 2021 because of closures at the Company’s Canada and Poland properties during this period. Currently the Company’s operations have no health and safety requirements for entry and few other COVID-19 related restrictions. The duration and ultimate impact of the COVID-19 pandemic otherwise remains uncertain. TERMS AND DEFINITIONS In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix for a list of the subsidiaries and their abbreviations. 2

New Developments CENTURY CASINOS ROCKY GAP CASINO RESORT ACQUISITION On August 24, 2022, the Company entered into a definitive agreement with Lakes Maryland Development, LLC (“Lakes Maryland”), Golden Entertainment, Inc (“Golden”), and VICI Properties L.P. (“VICI PropCo”), pursuant to which the Company agreed to acquire the operations of Rocky Gap Casino Resort (“Rocky Gap”) for approximately $56.1 million subject to the conditions and terms set forth therein (the “Rocky Gap Acquisition”). Pursuant to a real estate purchase agreement, dated August 24, 2022, by and between Evitts Resort, LLC (“Evitts”) and an affiliate of VICI PropCo (“VICI PropCo Buyer”), VICI PropCo Buyer agreed to acquire the real estate assets relating to Rocky Gap for approximately $203.9 million, subject to the conditions and terms set forth therein. In connection with the closing of this transaction, subsidiaries of the Company and VICI PropCo will enter into an amendment to their triple net lease agreement (the “Master Lease”) to (i) add Rocky Gap to the Master Lease, (ii) provide for an initial annual rent for Rocky Gap of approximately $15.5 million and (iii) extend the initial Master Lease term for 15 years from the date of the amendment (subject to the existing four five-year renewal options). The Company plans to fund the acquisition through cash on hand. NUGGET CASINO RESORT ACQUISITION AND FINANCING On April 1, 2022, the Company purchased 50% of the membership interest in Smooth Bourbon, LLC (“PropCo”) for approximately $95.0 million (the “PropCo Acquisition”). Pursuant to a definitive agreement and subject to approval from the Nevada Gaming Commission, the Company will purchase 100% of the membership interests in Nugget Sparks, LLC (“OpCo”) for $100.0 million (subject to certain adjustments) (the “OpCo Acquisition” and together with the PropCo Acquisition, the “Nugget Acquisition”). The OpCo Acquisition is expected to occur within one year of the PropCo Acquisition. OpCo owns and operates the Nugget Casino Resort in Sparks, Nevada and PropCo owns the real property on which the casino is located and leases the real property to OpCo for an annual rent of $15.0 million. On April 1, 2022, the Company also entered into a Credit Agreement with Goldman Sachs Bank USA (the “Goldman Credit Agreement”). The Goldman Credit Agreement provides for a $350.0 million term loan (the “Term Loan”) and a $30.0 million revolving credit facility (the “Revolving Facility”). The Company drew $350.0 million under the Term Loan and used the proceeds as well as approximately $29.3 million of cash on hand to fund the PropCo Acquisition, to repay approximately $166.2 million outstanding under the Company’s credit agreement with Macquarie (“Macquarie Credit Agreement”), to fund a $100.0 million escrow fund that will be used to purchase OpCo, and for related fees and expenses. The Goldman Credit Agreement replaces the Macquarie Credit Agreement. The Company did not draw on the Revolving Facility on the closing date of the PropCo Acquisition.  3

Recent Developments – Century Casino Caruthersville CENTURY CASINOS On October 26, 2022, the Missouri Gaming Commission approved the relocation of the casino at Century Casino Caruthersville (“Caruthersville”) from the riverboat and the barge to a land-based pavilion until the new land-based casino and hotel are completed. On October 13, 2022, the riverboat, which had operated since 1994, had to be closed as it was no longer accessible from the barge because of the record low water levels in the Mississippi River. Since then, Caruthersville has operated the casino from the barge with 299 slot machines and four table games. The pavilion building will not be affected by water levels and is protected by a flood wall. The pavilion will provide for easier access to the casino for customers and the Company anticipates it will bring operating efficiencies and cost savings. The casino will be smaller with approximately 400 slot machines and seven table games, compared to 519 slot machines and seven table games on the riverboat and barge. Caruthersville will continue to operate from the barge until the move to the pavilion is complete. The Company anticipates the move to the pavilion will be completed by the end of 2022 and that there will be no negative impact on results of operations thereafter. Also, the Company’s stand-alone hotel in Caruthersville opened in late October 2022. Low water levels and access to the Riverboat from the barge. Aerial view of Century Casino Caruthersville. 4

Net Operating Revenue Q3 2022 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada 18% United States 63% Poland 19% Edmonton 12% Calgary 6% Colorado 12% West Virginia 27% Missouri 24% Poland 19% 1. Excludes Corporate and Other Reportable Segment 5

Earnings from Operations Q3 2022 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada 17% United States 71% Poland 12% Edmonton 8% Calgary 9% Colorado 21% West Virginia 16% Missouri 34% Poland 12% 1. Excludes Corporate and Other Reportable Segment 6

Net Earnings Attributable to Century Casinos, Inc. Shareholders Q3 2022 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada 37% United States 34% Poland 29% Edmonton 24% Calgary 13% Colorado 33% West Virginia 8% Missouri -7% Poland 29% In the United States reportable segment, income tax expense was recorded for the full nine months ended September 30, 2022 due to the release of the US valuation allowance in the second quarter of 2022. 1. Excludes the Corporate and Other Reportable Segment. 7

Adjusted EBITDA (1) Q3 2022 by Reportable Segment and Operating Segment (2) (in USD) CENTURY CASINOS Canada 17% United States 72% Poland 11% Edmonton 9% Calgary 8% Colorado 18% West Virginia 18% Missouri 36% Poland 11% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 2. Excludes the Corporate and Other Reportable Segment. 8

Net Operating Revenue per Quarter In USD (in millions) CENTURY CASINOS 140 120 100 80 60 40 20 0 Q1 40.6 45.6 87.7 72.4 103.1 Q2 39.6 52.4 36.1 92.2 111.1 Q3 43.6 52.9 95.7 116.6 112.6 Q4 45.1 67.2 84.8 107.3 2018 2019 2020 2021 2022 9

Adjusted EBITDA(1) per Quarter In USD (in millions) CENTURY CASINOS 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 (5.0) Q1 6.6 6.7 9.6 14.7 23.8 Q2 4.7 6.7 (1.8) 25.2 29.8 Q3 6.4 7.1 22.2 33.1 28.1 Q4 5.8 9.8 18.3 24.9 2018 2019 2020 2021 2022 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 10

Balance Sheet and Leverage As of September 30, 2022 CENTURY CASINOS 4.6x  Total Principal Debt to Adjusted EBITDA1 3.4x Net Debt to Adjusted EBITDA2 6.2x Lease Adjusted Net Leverage (10.6x)3 5.5x Lease Adjusted Net Leverage (8.0x)3 As of 9/30/22 (in millions) Cash $99.3 Total Principal Debt1  $367.3 Net Debt $268.0 Lease Debt4 $292.2 1. Total Principal Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the Master Lease by Total Principal Debt. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition of Total Principal Debt and the definition and reconciliation of Adjusted EBITDA. 2. Net Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the Master Lease by Net Debt. Net Debt is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Net Debt. 3. Lease Adjusted Net Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by the Company’s Total Principal Debt and Lease Debt capitalized at 10.6x or 8.0x. Lease Adjusted Net Leverage is a non-GAAP financial measure. See Appendix for the definitions of Lease Debt, Total Principal Debt and Lease Adjusted Net Leverage. 4. Lease Debt is calculated as the Company’s trailing twelve-month cash payments on the Master Lease capitalized at 10.6x. Lease Debt is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Lease Debt. 11

Income Statement Selected information in USD, in millions except for per share CENTURY CASINOS Q3 2022 Q3 2021 Change Net Operating Revenue 112.6 116.6 -4% Earnings from Operations 20 25.7 -22% Net Earnings Attributable to Century Casinos, Inc. Shareholders 2.9 11.2 -74% Adjusted EBITDA1 28.1 33.1 -15% Basic Earnings per Share 0.10 0.38 -74% Diluted Earnings per Share 0.09 0.36 -75% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 12

United States Highlights Selected information in USD, in millions CENTURY CASINOS Q3 2022 Q3 2021 Change Net Operating Revenue 70.7 73.9 -4% Operating Costs and Expenses 54.4 54.4 — Earnings from Operations 16.3 19.5 -16% Net Earnings Attributable to Century Casinos, Inc. Shareholders1 2.4 12.4 -81% Adjusted EBITDA2 21.2 24.2 -12% Adjusted EBITDA2 Margin 30% 33% 1. The Company released the US valuation allowance in Q2 2022. Income tax expense began in Q3 2022 and was adjusted for the nine months ended September 30, 2022. 2. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. 13

Colorado Highlights Selected information in USD, in millions CENTURY CASINOS CRIPPLE CREEK 19,610 Casino Sq. Footage 376 Slot Machines 6 Tables 21 Hotel Rooms CENTRAL CITY 22,640 Casino Sq. Footage 413 Slot Machines 8 Tables 26 Hotel Rooms Net Operating Revenue 16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 Q1 6.7 9.4 10.3 Q2 2.0 12.1 11.6 Q3 10.4 12.5 13.5 Q4 9.5 11.3 2020 2021 2022 Adjusted EBITDA (1) 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Q1 0.8 3.1 3.3 Q2 0.3 4.8 4.4 Q3 4.8 5.0 5.3 Q4 3.4 3.9 2020 2021 2022 As of September 30, 2022. 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 14

Missouri Highlights Selected information in USD, in millions CENTURY CASINOS CAPE GIRARDEAU 41,530 Casino Sq. Footage 843 Slot Machines 23 Tables N/A Hotel Rooms CARUTHERSVILLE 21,000 Casino Sq. Footage 519 Slot Machines 7 Tables N/A Hotel Rooms Net Operating Revenue 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 21.6 31.0 28.7 Q2 9.6 34.1 29.0 Q3 23.9 29.7 26.8 Q4 24.5 28.3 2020 2021 2022 Adjusted EBITDA (1) 20.0 15.0 10.0 5.0 0.0 Q1 6.1 15.4 12.8 Q2 2.3 17.2 13.0 Q3 9.7 13.4 10.6 Q4 10.4 12.8 2020 2021 2022 As of September 30, 2022. 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 15

West Virginia Highlights Selected information in USD, in millions CENTURY CASINOS MOUNTAINEER 72,380 Casino Sq. Footage 1,033 Slot Machines 32 Tables 357 Hotel Rooms Net Operating Revenue 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 25.1 23.9 26.3 Q2 12.2 30.6 29.7 Q3 28.4 31.7 30.4 Q4 24.5 28.7 2020 2021 2022 Adjusted EBITDA (1) 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 Q1 1.8 3.6 4.3 Q2 (0.5) 6.2 4.9 Q3 4.8 5.9 5.3 Q4 3.3 4.5 2020 2021 2022 As of September 30, 2022. 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 16

Canada Highlights Selected information in CAD, in millions CENTURY CASINOS Q3 2022 Q3 2021 Change Net Operating Revenue 26.2 26.9 -3% Operating Costs and Expenses 21.1 18.4 15% Earnings from Operations 5.1 8.5 -40% Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders -1.8 4 -145% Adjusted EBITDA1 6.6 10.0 -34% Adjusted EBITDA1 Margin 25% 37% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 17

Edmonton Highlights Selected information in CAD, in millions CENTURY CASINOS EDMONTON 32,960 Casino Sq. Footage 835 Slot/VLT1 Machines 23 Tables 26 Hotel Rooms ST. ALBERT 12,970 Casino Sq. Footage 434 Slot/VLT1 Machines 10 Tables N/A Hotel Rooms CENTURY MILE 19,480 Casino Sq. Footage 584 Slot/VLT1 Machines N/A Tables N/A Hotel Rooms Net Operating Revenue 20.0 18.0 16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 Q1 13.1 1.3 13.6 Q2 3.9 5.1 16.8 Q3 13.5 17.8 17.8 Q4 10.2 13.5 2020 2021 2022 Adjusted EBITDA 2 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 -2.0 -3.0 Q1 1.4 (2.4) 2.4 Q2 (0.2) 0.3 3.7 Q3 3.2 5.7 3.6 Q4 2.5 1.8 2020 2021 2022 As of September 30, 2022. 1. VLT is defined as Video Lottery Terminal. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA 18

Calgary Highlights1 Selected information in CAD, in millions CENTURY CASINOS CENTURY DOWNS 25,500 Casino Sq. Footage 673 Slot/VLT Machines Net Operating Revenue 10.0 9.0 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Q1 8.5 1.2 6.7 Q2 2.6 3.1 7.5 Q3 8.6 9.1 8.3 Q4 6.4 7.1 2020 2021 2022 Adjusted EBITDA 2 5.0 4.0 3.0 2.0 1.0 0.0 -1.0 Q1 2.5 (0.7) 2.7 Q2 0.0 0.5 3.4 Q3 2.7 4.3 3.0 Q4 2.8 2.5 2020 2021 2022 As of September 30, 2022. 1. Includes the casino operations of Century Casino Calgary through December 2020 and the operations of Century Sports through February 2022. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA 19

Poland Highlights Selected information in PLN, in millions CENTURY CASINOS Q3 2022 Q3 2021 Change Net Operating Revenue 102.2 81.9 25% Operating Costs and Expenses 89.7 71.7 25% Earnings from Operations 12.5 10.2 22% Net Earnings Attributable to Century Casinos, Inc. Shareholders 8.9 6.2 44% Adjusted EBITDA1 15.5 11.6 34% Adjusted EBITDA1 Margin 15% 14% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 20

Poland Highlights Selected information in PLN, in millions CENTURY CASINOS CASINOS POLAND 85,560 Casino Sq. Footage 535 Slot Machines 117 Tables 8 # of Casinos Net Operating Revenue 120.0 100.0 80.0 60.0 40.0 20.0 0.0 Q1 66.6 22.4 90.2 Q2 29.6 32.5 94.7 Q3 62.1 81.9 102.2 Q4 51.0 90.7 2020 2021 2022 Adjusted EBITDA 1 20.0 15.0 10.0 5.0 0.0 -5.0 -10.0 -15.0 Q1 4.1 (9.6) 11.1 Q2 (6.3) (4.0) 11.9 Q3 3.8 11.6 15.5 Q4 (0.9) 13.0 2020 2021 2022 As of September 30, 2022. 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA 21

Corporate and Other Highlights Selected information in USD, in millions CENTURY CASINOS Q3 2022 Q3 2021 Change Net Operating Revenue 0.0 0.2 -81% Operating Costs and Expenses 4.0 3.4 17% Earnings from Equity Investment1 1.1 — 100% Losses from Operations -2.9 -3.2 -10% Net Loss Attributable to Century Casinos, Inc. Shareholders -4.1 -7.9 48% Adjusted EBITDA2 -1.6 -2.1 26% The Corporate and Other reportable segment includes Cruise Ships & Other and Corporate Other reporting units. Our equity investment in Smooth Bourbon, LLC is included in the Corporate Other reporting unit. As of September 30, 2022, we had a concession agreement to operate one ship-based casino that ends in the second quarter of 2023. The concession agreement for a second ship-based casino, which had been operating since June 2021, ended in April 2022. Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties. As of September 30, 2022 1. Earnings from equity investment relates to our 50% interest in Smooth Bourbon, LLC. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 22

Environmental, Social and Governance (“ESG”) CENTURY CASINOS Environmental Century is committed to environmental responsibility in the communities in which we operate. Social Responsibility Century is involved with local projects and charities in the communities in which we operate. Century is committed to diversity across all levels. Century is committed to promoting responsible gaming at all our properties. Corporate Governance Century created an ESG Steering Committee to oversee and provide executive sponsorship for our corporate ESG strategy, goals and initiatives. Century is creating “Century CARES” teams at each property to focus on community involvement and environmental practices. Century “CARES” – Committed, Action-oriented, Responsible, Eco-friendly, Sustainable 23

PROJECTS & PENDING ACQUISITIONS 24

Century is Well-Positioned for the Next Stage of Growth CENTURY CASINOS Century’s operating expertise has provided opportunities to make small yet meaningful changes that have long-term impact. Recently Completed or In-Process Organic Growth Projects Truing Up mobile app to enhance customer experience, build loyalty, streamline process and reinforce operation efficiency. Partnerships with established iGaming and sports betting operators. Contracts include a minimum guaranteed amount and a revenue share above a set level. Introduction of player loyalty app and web portal across all U.S. properties. In West Virginia, multi-year slot floor upgrade to include adding electronic table games, investing in 200 new slot machines, modernization of the casino floor as well as updating hotel amenities, exterior and food venues. Already completed renovations include improvements to Mountaineer’s slot floor, notably a new VIP area, upgrades to center bar and updating floor layout, upgrades to the sports betting area and relocation of casino smoking section. Key Partnerships and Vendors RUSH STREET INTERACTIVE bet365 tipico VICI Circa SPORTS CAESARS SPORTSBOOK BY William HILL LIGHT & WONDER 25

Century is Well-Positioned for the Next Stage of Growth Missouri Projects CENTURY CASINOS Caruthersville Century recently purchased the neighboring two-story hotel. The new Century hotel is the only hotel in downtown Caruthersville. The hotel opened in late October 2022. $2.7 million has been spent to date with an additional $1.0 million anticipated in the fourth quarter of 2022. Caruthersville is currently the only floating casino in Missouri and has the opportunity to move to a non-floating facility per recent changes to Missouri law. Construction on the project began in late October 2022. The project is expected to cost $51.9 million and be completed in the second half of 2024. $2.1 million has been spent to date. Cape Girardeau Century has announced plans to build a hotel at Cape Girardeau connected to the existing Century casino. Construction on the project began in September 2022. The project is expected to cost $30.5 million and be completed in the first half of 2024. $1.4 million has been spent to date. Caruthersville Two-Story Hotel Rendering Caruthersville Non-Floating Facility Rendering Cape Girardeau Hotel Rendering 26

Nugget Casino Resort Property Overview Acquisition Pending CENTURY CASINOS Property Stats1 Owned Land Acreage 29 Casino Sq. Ft. 50,200 Recent Renovation $90+ million Slots 859 Full-time Equivalent Employees 576 Table Games 29 Rooms 1,382 Restaurants 7 Convention Space Sq. Ft. 110,000 Amphitheater Seats 8,555 Q3 2022 Revenue $31 million Q3 2022 Adjusted EBITDA (Margin)2 $10 million (31%) 1. Statistics as of December 31, 2021. 2. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA.  27

Rocky Gap Casino Resort Property Overview Acquisition Pending CENTURY CASINOS Property Stats1 Land Acreage2 270 Casino Sq. Ft. 25,000+ Recent Renovation $10+ million Slots 630 Full-time Equivalent Employees 409 Table Games 16 Rooms 198 Food and Beverage Venues 5 Event Center Sq. Ft. 5,000 Golf Course 18-hole Q3 2022 Revenue $22 million Q3 2022 Adjusted EBITDA (Margin)3 $7 million (34%) 1. Statistics as of December 31, 2021. 2.  Land will be leased to the Company by VICI PropCo. 3.  Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA.  28

Pro Forma Century Casinos, Inc. Portfolio Acquisitions Pending CENTURY CASINOS Pending acquisition in Reno/Sparks, Nevada Pending acquisition in Maryland Pro Forma CENTURY CASINOS Nugget ROCKY GAP CASINO RESPORT CENTURY CASINOS # of Properties 17 Properties 1 Property 1 Property 19 Properties # of Slot Machines 6167 859 630 7656 # of Table Games 226 29 16 271 # of Hotel Rooms 430 1382 198 2010 Pro Forma Geographic Concentration of Property Adjusted 2021 EBITDA1 Poland 2% United States 88% Canada 10% United States 100% United States 100% Poland 1% United States 93% Canada 6% Property information excludes Corporate and Other segment. 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 29

APPENDIX 30

Appendix Abbreviations of Century Casinos, Inc. Subsidiaries and Certain Reporting Units CENTURY CASINOS Abbreviations Century Casinos & Hotel – Central City CTL or Central City Century Casino & Hotel – Cripple Creek CRC or Cripple Creek Mountaineer Casino, Racetrack & Resort MTR or Mountaineer Century Casino Cape Girardeau CCG or Cape Girardeau Century Casino Caruthersville CCV or Caruthersville Century Casino & Hotel – Edmonton CRA or Edmonton Century Casino St. Albert CSA or St. Albert Century Downs Racetrack and Casino CDR or Century Downs Century Mile Racetrack and Casino CMR or Century Mile Casinos Poland CPL Century Resorts Management GmbH CRM Cruise Ships & Other Ships & Other Corporate Other N/A 31

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company supplements its consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Net Debt Adjusted EBITDA less Cash Rent on Master Lease Lease Debt Lease Adjusted Net Leverage Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. 32

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, loss (gain) on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. Expense related to the Master Lease for the Company’s acquired casinos in Missouri and West Virginia and CDR land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Non-cash stock-based compensation expense is presented under Corporate and Other as the expense is not allocated to reportable segments when reviewed by the Company’s chief operating decision makers. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. 33

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Net Debt as Total Principal Debt minus cash and cash equivalents. Total Principal Debt is defined as total long-term debt (including current portion) plus deferred financing costs. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. Adjusted EBITDA less Cash Rent on Master Lease is calculated by deducting the cash payments related to the Company’s Master Lease from Adjusted EBITDA to calculate the debt and Net Debt to Adjusted EBITDA ratios. The Company does not recognize rent expense related to these leased assets; instead, a portion of the periodic payment under the Master Lease is recognized as interest expense with the remainder of the payment reducing the failed sale-leaseback financing obligation using the effective interest method. Management believes that deducting cash payments related to its Master Lease from Adjusted EBITDA provides investors with an indication of the length of time it would take the Company to repay its long-term debt. Lease Debt is the Company’s trailing twelve-month cash payment on the Master Lease capitalized at 10.6x (the Company’s imputed discount rate) and 8.0x (a metric the Company believes is the industry standard used by analysts for this calculation). Lease Debt is not considered a measure of the Company’s financing obligations under GAAP. Management believes Lease Debt provides investors with a metric that can be used to compare the Company’s leverage to its peers. The Company’s computation of Lease Debt may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Lease Adjusted Net Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by the Company’s Total Principal Debt and Lease Debt. Lease Adjusted Net Leverage shows the Company’s leverage as if the Master Lease was financed as a debt obligation. The metric is commonly used by the Company’s peers, and the Company believes that this metric provides a useful comparison for investors. The Company’s computation of Lease Adjusted Net Leverage may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. 34

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Century Casinos, Inc. in USD, in thousands For the three months ended September 30, 2022 2021 Net Operating Revenue $112,552 $116,610 Net earnings attributable to Century Casinos, Inc. shareholders 2,944 11,226 Interest expense (income), net 15,350 10,620 Income taxes 855 2,593 Depreciation and amortization 6,776 6,784 Net earnings attributable to non-controlling interests 1,266 1,153 Non-cash stock-based compensation 953 986 Gain on foreign currency transactions, cost recovery income and other (409) (313) Loss on disposition of fixed assets 38 7 Acquisition costs 295 - Adjusted EBITDA $28,068 $33,056 35

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS United States For the three months ended September 30, 2022 in USD, in thousands Colorado West Virginia Missouri Total United States Net Operating Revenue $13,517 $30,391 $26,810 $70,718 Net income (loss) attributable to Century Casinos, Inc. shareholders 2,294 586 (508) 2,372 Interest expense (income), net - 2,128 5,073 7,201 Income taxes 2,545 841 3,381 6,767 Depreciation and amortization 495 1,718 2,679 4,892 Loss on disposition of fixed assets - - 11 11 Adjusted EBITDA $5,334 $5,273 $10,636 $21,243 Adjusted EBITDA Margin 39% 17% 40% 30% For the three months ended September 30, 2021 in USD, in thousands Colorado West Virginia Missouri Total United States Net Operating Revenue $12,507 $31,737 $29,653 $73,897 Net income attributable to Century Casinos, Inc. shareholders 4,511 2,110 5,768 12,389 Interest expense (income), net (4) 2,105 5,020 7,121 Depreciation and amortization 460 1,636 2,603 4,699 Adjusted EBITDA $4,967 $5,851 $13,391 $24,209 Adjusted EBITDA Margin 40% 18% 45% 33% 36

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Canada For the three months ended September 30, 2022 in CAD, in thousands Edmonton Calgary Total Canada Net Operating Revenue $17,843 $8,319 $26,162 Net (loss) income attributable to Century Casinos, Inc. shareholders (2,987) 1,181 (1,806) Interest expense (income), net 14 744 758 Income tax expense 269 414 683 Depreciation and amortization 1,182 356 1,538 Non-controlling interests - 315 315 Loss on foreign currency transactions, cost recovery income and other 5,146 - 5,146 Adjusted EBITDA $3,624 $3,010 $6,634 Adjusted EBITDA Margin 20% 36% 25% For the three months ended September 30, 2021 in CAD, in thousands Edmonton Calgary Total Canada Net Operating Revenue $17,826 $9,073 $26,899 Net income attributable to Century Casinos, Inc. shareholders 1,946 2,050 3,996 Interest expense (income), net 21 685 706 Income tax (benefit) expense (137) 760 623 Depreciation and amortization 1,166 367 1,533 Non-controlling interests - 528 528 Loss (gain) on foreign currency transactions, cost recovery income and other 2,682 (55) 2,627 Loss on disposition of fixed assets 1 4 5 Adjusted EBITDA $5,679 $4,339 $10,018 Adjusted EBITDA Margin 32% 48% 37% 37

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Poland in PLN, in thousands For the three months ended September 30, 2022 2021 Net Operating Revenue PLN 102,186 PLN 81,911 Net income attributable to Century Casinos, Inc. shareholders 8,892 6,196 Interest (income) expense, net (2,430) (1,377) Income taxes 2,172 2,610 Depreciation and amortization 2,927 2,942 Non-controlling interests 4,448 3,099 Gain on foreign currency transactions and other (595) (1,846) Loss on disposition of fixed assets 127 12 Adjusted EBITDA PLN 15,541 PLN 11,636 Adjusted EBITDA Margin 15% 14% 38

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Corporate and Other in USD, in thousands For the three months ended September 30, 2022 2021 Net Operating Revenue $36 $194 Net loss attributable to Century Casinos, Inc. shareholders (4,083) (7,908) Interest expense (income), net 8,087 3,294 Income (benefit) taxes (6,899) 1,420 Depreciation and amortization 81 108 Non-cash stock-based compensation 953 986 Gain on foreign currency transactions and other (5) (24) Acquisition costs 295 - Adjusted EBITDA $(1,571) $(2,124) 39

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Nugget Casino Resort1 in USD, in thousands For the three months ended September 30, 2022 Net Operating Revenue $31,457 Net income 2,875 Interest expense 25 Depreciation and amortization 2,827 Management fees 250 Rent expense 3,750 Adjusted EBITDA $9,727 Adjusted EBITDA Margin 31% Rocky Gap Casino Resort2 in USD, in thousands For the three months ended September 30, 2022 Net Operating Revenue $21,624 Net income 6,960 Interest expense (income), net 2 Depreciation and amortization 484 Adjusted EBITDA $7,446 Adjusted EBITDA Margin 34% 1. The Nugget Acquisition is expected to close by April 1, 2023 pending required approvals from the Nevada Gaming Commission. 2. The Rocky Gap Acquisition is expected to close by mid-2023 pending regulatory and governmental approvals. 40

Appendix Non-GAAP Financial Measures – Reconciliation of Quarterly Adjusted EBITDA CENTURY CASINOS 2018 2019 2020 2021 2022 in USD, in millions Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net earnings (loss) attributable to Century Casinos, Inc. shareholders $0.9 $0.3 $1.6 $0.5 $1.1 $(0.6) $0.5 $(20.1) $(45.9) $(12.6) $3.7 $6.7 $(1.4) $6.9 $11.2 $4.0 $0.2 $8.9 $2.9 Interest expense (income), net 1.0 1.1 0.8 1.2 1.3 1.4 1.4 4.2 11.4 10.6 10.6 10.6 10.5 10.7 10.6 10.8 10.8 21.8 15.3 Income taxes 1.0 0.0 0.8 0.1 0.7 1.4 1.1 1.0 2.5 0.6 0.4 1.3 0.1 1.1 2.6 2.6 1.4 (10.4) 0.9 Depreciation and amortization 2.2 2.2 2.3 2.8 2.4 2.4 2.8 3.1 6.5 6.4 6.8 6.8 6.6 6.6 6.8 6.7 6.8 6.8 6.8 Non-controlling interests 0.4 (0.2) 0.2 0.3 0.7 0.9 0.6 0.9 0.2 (0.6) 0.2 0.1 (0.5) (0.6) 1.2 1.1 2.5 1.0 1.3 Non-cash stock-based compensation 0.1 0.2 0.3 0.3 0.3 0.4 0.4 0.3 (0.0) 0.2 0.4 (0.8) 0.3 0.3 1.0 1.1 0.7 1.0 1.0 (Gain) loss on foreign currency transactions, cost recovery income and other (0.1) (0.2) (0.3) (0.1) (0.3) (0.5) (0.1) (0.4) 0.8 (7.5) 0.0 (6.4) (1.0) 0.0 (0.3) (1.4) 0.2 (0.4) (0.4) Impairment - intangible and tangible assets - - - - - - - 16.5 34.0 1.2 - - - - - - - - - Loss (gain) on disposition of fixed assets 0.0 0.8 0.2 0.1 0.0 0.5 0.1 0.1 0.0 (0.1) 0.0 0.1 0.1 0.2 0.0 0.1 0.0 (0.1) 0.0 Acquisition costs - - - - - 0.8 0.3 4.3 0.2 0.1 - - - - - - 1.1 1.3 0.3 Preopening expenses 1.0 0.4 0.4 0.8 0.5 - - - - - - - - - - - - - - Other one-time (income) costs - - - - - - - - - - - - - - - - - - - Adjusted EBITDA $6.6 $4.7 $6.4 $5.8 $6.7 $6.7 $7.1 $9.8 $9.6 $(1.8) $22.2 $18.3 $14.7 $25.2 $33.1 $24.9 $23.8 $29.8 $28.1 41

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA and Adjusted EBITDA less Cash Payments on Master Lease Financing Obligation (in thousands) CENTURY CASINOS in USD, in thousands Q4 2021 Q1 2022 Q2 2022 Q3 2022 "Trailing 12-Month September 30, 2022" "Trailing 12-Month December 31, 2021" Net earnings attributable to Century Casinos, Inc. shareholders $3,960 $218 $8,856 $2,944 $15,978 $20,622 Interest expense (income), net 10,829 10,794 21,796 15,350 58,769 42,658 Income taxes 2,559 1,435 (10,421) 855 (5,572) 6,371 Depreciation and amortization 6,702 6,795 6,779 6,776 27,052 26,762 Non-controlling interests 1,070 2,491 995 1,266 5,822 1,156 Non-cash stock-based compensation 1,084 673 1,012 953 3,722 2,652 (Gain) loss on foreign currency transactions, cost recovery income and other (1,425) 249 (424) (409) (2,009) (2,686) Loss (gain) on disposition of fixed assets 109 37 (112) 38 72 391 Acquisition costs - 1,132 1,297 295 2,724 - Adjusted EBITDA $24,888 $23,824 $29,778 $28,068 $106,558 $97,926 Cash payments on Master Lease (8,437) (4,250) (6,376) (8,501) (27,564) (25,271) Adjusted EBITDA less cash payments on Master Lease $16,451 $19,574 $23,402 $19,567 $78,994 $72,655 42

Appendix

Non-GAAP Financial Measures – Calculation of Lease Adjusted Debt and Pro Forma Lease Adjusted Debt

in dollars, in millions	September 30, 2022 Current	Nugget Acquisition PENDING [1]	Rocky Gap Acquisition PENDING [2]	September 30, 2022 PRO FORMA
Cash	$ 99.3	$ -	$ (56.1)	$ 43.2
Total Principal Debt	367.3	-	-	367.3
Net Debt	268.0	-	56.1	324.1
Adj EBITDA [3]	106.6	33.0	27.0	166.6
Master Lease Payments [4]	(27.6)	(7.5)	(15.0)	(50.1)
Adj EBITDA less Master Lease Payments	$ 79.0			$ 116.5
Total Principal Debt / Adj EBITDA less Master Lease Payments	4.6x			3.2x
Net Debt / Adj EBITDA less Master Lease Payments	3.4x			2.8x
Lease Debt[5] *Capitalized at 10.6x*	292.2	79.5	159.0	530.7
Lease Debt plus Net Debt	560.2			854.8
Lease Debt plus Net Debt / Adj EBITDA	5.3x			5.1x
Lease Debt[5] *Capitalized at 10.6x*	292.2	79.5	159.0	530.7
Lease Debt plus Total Principal Debt	659.5			898.0
Lease Adjusted Net Leverage	6.2x			5.4x
Lease Debt[5] *Capitalized at 8.0x*	220.5	60.0	120.0	400.5
Lease Debt plus Net Debt	488.5			724.6
Lease Debt plus Net Debt / Adj EBITDA	4.6x			4.4x
Lease Debt[5] *Capitalized at 8.0x*	220.5	60.0	120.0	400.5
Lease Debt plus Total Principal Debt	587.8			767.8
Lease Adjusted Net Leverage	5.5x			4.6x

1. Includes: (1) Adjusted EBITDA for the year ended December 31, 2021, attributable to the Nugget and (2) Master Lease cash payments related to 50% of the lease agreement between Smooth Bourbon, LLC and the Nugget that is attributable to Marnell Gaming, LLC. Acquisition is pending.
2. Includes: (1) The purchase price for the Rocky Gap acquisition that the Company will pay in cash, (2) Adjusted EBITDA for the year ended December 31, 2021, attributable to Rocky Gap, and (3) cash payments related to the amendments to the VICI lease for the Rocky Gap acquisition. Acquisition is pending.
3. Century Casinos, Inc.'s trailing twelve-month Adjusted EBITDA. Adjusted EBITDA related to the Nugget and Rocky Gap is for the year ended December 31, 2021.
4. Century Casinos, Inc.'s trailing twelve-month Master Lease payments. Master Lease payments related to the Nugget and Rocky Gap are presented as annual payments for the first twelve-months of the lease.
5. Calculated as Master Lease Payments capitalized at 10.6x or 8.0x.

43

Appendix Non-GAAP Financial Measures – Reconciliation of Net Debt CENTURY CASINOS Amounts in thousands September 30, 2022 December 31, 2021 Total long-term debt, including current portion $349,766 $181,484 Deferred financing costs 17,510 7,695 Total principal $367,276 $189,179 Less: Cash and cash equivalents $99,257 $107,821 Net Debt $268,019 $81,358 44